EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code, each of the undersigned officer(s) of Accelr8 Technology Corporation, a Colorado corporation (the “Corporation”), does hereby certify, to such officer’s knowledge, that:

     The Quarterly Report on Form 10-QSB for the quarter ended January 31, 2007 (the “Form 10-QSB”) of the Corporation fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: March 16, 2007

/s/ Thomas V. Geimer Thomas V. Geimer Chief Executive Officer and Chief Financial Officer